UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   July 24, 2025

BMO 2025-C11 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002051421)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

Societe Generale Financial Corporation

(Central Index Key number: 0001755531)

Starwood Mortgage Capital LLC

(Central Index Key number: 0001548405)

UBS AG

(Central Index Key number: 0001685185)

German American Capital Corporation

(Central Index Key number: 0001541294)

National Cooperative Bank, N.A.

(Central Index Key number: 0001577313)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

Barclays Capital Real Estate Inc.

(Central Index Key number: 0001549574)

LMF Commercial, LLC

(Central Index Key number: 0001592182)

LoanCore Capital Markets LLC

(Central Index Key number: 0001555524)

Goldman Sachs Mortgage Company

(Central Index Key number: 0001541502)

Greystone Commercial Mortgage Capital LLC

(Central Index Key number: 0001931347)

Natixis Real Estate Capital LLC

(Central Index Key number: 0001542256)

(Exact name of sponsors as specified in their charters)

Delaware	333-280224-05	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 28, 2025 (the “Closing Date”), BMO 2025-C11 Mortgage Trust (the “Issuing Entity”) issued the BMO 2025-C11 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2025-C11, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2025 (the “Pooling and Servicing Agreement”), between BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as a Master Servicer, KeyBank National Association, as a Special Servicer, National Cooperative Bank, N.A., solely with respect to the NCB Mortgage Loans, as a Master Servicer and as a Special Servicer, Park Bridge Lender Services LLC, as Operating Advisor and as Asset Representations Reviewer, Computershare Trust Company, National Association, as Certificate Administrator and as General Trustee, and Deutsche Bank National Trust Company, as NCB Co-Trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity, filed with the Securities and Exchange Commission (the “Commission”) on February 28, 2025 under Commission File No. 333-280224-05. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, the Whole Loan (the “29-33 Ninth Avenue Whole Loan”) relating to the Mortgage Loan (the “29-33 Ninth Avenue Mortgage Loan”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as 29-33 Ninth Avenue was required to be serviced and administered pursuant to the Pooling and Servicing Agreement.

On July 24, 2025, the Controlling Pari Passu Companion Loan with respect to the 29-33 Ninth Avenue Whole Loan was contributed to the commercial mortgage securitization transaction (the “BBCMS 2025-C35 Securitization”) involving the issuance of the BBCMS Mortgage Trust 2025-C35, Commercial Mortgage Pass-Through Certificates, Series 2025-C35 (the “BBCMS 2025-C35 Certificates”). Upon the issuance of the BBCMS 2025-C35 Certificates, the servicing and administration of the 29-33 Ninth Avenue Whole Loan are required to be transferred from the Pooling and Servicing Agreement to the pooling and servicing agreement governing the issuance of the BBCMS Mortgage Trust 2025-C35 Certificates, dated as of July 1, 2025 (the “BBCMS 2025-C35 PSA”), between Barclays Commercial Mortgage Securities LLC, as depositor (the “BBCMS 2025-C35 Depositor”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.

The BBCMS 2025-C35 PSA, in the form most recently filed with the Commission by or on behalf of the BBCMS 2025-C35 Depositor, is attached hereto as Exhibit 4.1.

The servicing terms of the BBCMS 2025-C35 PSA applicable to the servicing of the 29-33 Ninth Avenue Mortgage Loan are similar to the servicing terms of the Pooling and Servicing Agreement, as described in the section captioned “The Pooling and Servicing Agreement” in the Prospectus (the “Prospectus”) with respect to the Issuing Entity filed on February 19, 2025 pursuant to Rule 424(b)(2) under Commission File Number 333-280224-05, but will differ in certain respects as described below and, treating the BBCMS 2025-C35 PSA as an Outside Servicing Agreement thereunder, in the subsection captioned “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

•	Upon the 29-33 Ninth Avenue Whole Loan becoming a specially serviced loan under the BBCMS 2025-C35 PSA, the related Outside Special Servicer will earn a special servicing fee payable monthly with respect to the 29-33 Ninth Avenue Whole Loan accruing at a rate equal to the greater of a per annum rate of 0.25% and the per annum rate that would result in a special servicing fee for the related month of $5,000.
•	In connection with a workout of the 29-33 Ninth Avenue Whole Loan, the related Outside Special Servicer will be entitled to a workout fee equal to the lesser of (i) 1% of each collection (other than penalty charges) of interest and principal (other than any amount for which a liquidation fee would be paid) received on the corrected 29-33 Ninth Avenue Whole Loan for so long as it remains a corrected Whole Loan and (ii) $1,000,000 in the aggregate with respect to any particular workout of the 29-33 Ninth Avenue Whole Loan, subject to a minimum workout fee of $25,000.
•	The related Outside Special Servicer will be entitled to a liquidation fee equal to the lesser of (i) 1% of the related payment or proceeds received in connection with the liquidation of the 29-33 Ninth Avenue Whole Loan or related REO Property; provided that if such rate would result in an aggregate liquidation fee for the 29-33 Ninth Avenue Whole Loan less than $25,000, then the liquidation fee rate will be equal such higher rate as would result in an aggregate liquidation fee equal to $25,000 and (ii) such lower rate as would result in an aggregate liquidation fee equal to $1,000,000.
•	The Mortgaged Property relating to the 29-33 Ninth Avenue Whole Loan will be subject to inspection (A) at least once every twelve months if the related Pari Passu Companion Loan contributed to the BBCMS 2025-C35 Securitization has a state principal balance of $4,000,000 or more and (B) at least once every twenty-four months if the related Pari Passu Companion Loan contributed to the BBCMS 2025-C35 Securitization has an outstanding principal balance of less than $4,000,000, in each case commencing in the calendar year 2026 in a manner similar to that under the Pooling and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
Exhibit 4.1	BBCMS 2025-C35 PSA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 29, 2025	BMO COMMERCIAL MORTGAGE SECURITIES LLC

		By:	/s/ Paul Vanderslice
			Name:	Paul Vanderslice
			Title:	Chief Executive Officer

BMO 2025-C11 – Form 8-K